SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ________________________
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                             Date of earliest event
                            reported: March 26, 1996


                        INFINITY BROADCASTING CORPORATION
                        _________________________________
             (Exact name of registrant as specified in its charter)


 DELAWARE                          0-14702                         13-2766282
 ______________________________________________________________________________
 (State of                 (Commission File Number)              (IRS Employer
 Incorporation)                                            Identification No.)


                  600 MADISON AVENUE, NEW YORK, NEW YORK 10022
                 _____________________________________________
                 (Address of principal               (Zip Code)
                  executive offices)


                                 (212) 750-6400
                         _______________________________
                         (Registrant's telephone number)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ____________________________________

     On March 26, 1996 Infinity Broadcasting Corporation (the "Company") completed the acquisition of all of the outstanding stock of TDI Worldwide, Inc., a seller of advertising space on buses and transit systems, for a total purchase price of approximately $300,000,000.

     The purchase price of the acquisition was funded by bank borrowings of approximately $230,000,000 under the Company's Second Amended and Restated Credit Agreement, dated as of December 22, 1994 (the "Credit Agreement"), with a syndicated group of bank lenders and through the issuance of approximately 2.4 million newly issued shares of the Company's Class A Common Stock (as adjusted for the Company's three-for-two stock split payable on April 11, 1996).


         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                  _________________________________

         (a)  Financial Statements of Business Acquired.
         (b)  Pro Forma Financial Information.

     As of the date on which this Report on Form 8-K is required to be filed, it is impracticable to provide the financial statements and pro forma financial information required by this Item 7. Accordingly, as permitted by subsections
(a) (4) and (b) (2) of this Item 7, the Company will file the required statements and information as soon as such material is available, and in no event later that 60 days after the date of this Report on Form 8-K. Such filing shall be made under cover of Form 8-K/A.


(c)  Exhibits.

Exhibit
NUMBER                                  DESCRIPTION OF EXHIBIT
_______                                 ______________________

2(a) Stock Purchase Agreement, dated as of February 22, 1996, by and among the Company, William M. Apfelbaum, each of the other stockholders of TDI Worldwide, Inc. identified on
                  Schedule 4.2 thereto. (This exhibit can be found as Exhibit 2
                  (i) to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (File No. 0-14702 and is incorporated herein by reference.)







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                                    Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       INFINITY BROADCASTING CORPORATION



Dated:  April 10, 1996
                                       By   /S/ FARID SULEMAN
                                          ______________________________
                                           Farid Suleman
                                              Vice President-Finance
                                              and Chief Financial
                                              Officer


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